UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2011

LEAF EQUIPMENT FINANCE FUND 4, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53667	61-1552209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 16, 2011, Miles Herman resigned from his position as the president and chief operating officer of the Registrant’s general partner, and David English resigned from his position as the executive vice president of the Registrant’s general partner.  Both Mr. Herman and Mr. English remain officers at LEAF Commercial Capital, Inc., which provides sub-servicing to the Registrant.

Crit DeMent remains the Chief Executive Officer and Robert Moskovitz remains the Chief Financial Officer of the registrant’s general partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF EQUIPMENT FINANCE FUND 4, L.P.

By: LEAF Asset Management, LLC, its general partner

Date: November 22, 2011	By: /s/ Robert K. Moskovitz
Name: Robert K. Moskovitz
Title: Chief Financial Officer